UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2019

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SP Plus Corporation

(Exact name of registrant as specified in its charter)

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Delaware	000-50796	16-1171179
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 E. Randolph Street, Suite 7700

Chicago, IL 60601-7702

(Address of Principal Executive Offices) (Zip Code)

(312) 274-2000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2019, SP Plus Corporation (the “Company”) announced that Kristopher Roy will become Chief Financial Officer of the Company effective as of September 1, 2019.  Mr. Roy will continue to serve as the Company’s principal accounting officer.  Mr. Roy is expected to sign an employment agreement containing a non-compete provision and the Company will report that information on Form 8-K when available.

Mr. Roy, 44, has served as the Company’s Interim Chief Financial Officer since April 18, 2019.  Prior to that. Mr. Roy served as the Company’s Senior Vice President and Corporate Controller since August 2015.  Mr. Roy joined the Company in 2013 as the Company’s Vice President, Assistant Controller and has served as the Company’s Vice President and Corporate Controller from August 2014 to July 2015.  Prior to joining the Company, Mr. Roy was the Global Director of Accounting, Consolidation and Financial Systems at CNH Industrial N.V. and its predecessor.  Mr. Roy spent 12 years with Ernst & Young, LLP.  Mr. Roy is a certified public accountant and he earned his Bachelor of Arts degree in accounting from Michigan State University.

There is no family relationship between Mr. Roy and any director or executive officer of the Company and he has no direct or indirect material interest required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01. Other Events.

The Company’s press release, dated August 28, 2019, announcing the appointment of Mr. Roy as the Company’s Chief Financial Officer is attached to this current report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)       The following exhibits are furnished as part of this report.

Description

99.1	News Release dated August 28, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SP Plus Corporation

Date: August 28, 2019	By:	/s/ Robert N. Sacks
Robert N. Sacks
Chief Legal Officer and Secretary